SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 28, 2004

Commission File Number 1-7107

LOUISIANA-PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	93-0609074
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 986-5600

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)   Exhibits.

99.1         Press release issued by Louisiana - Pacific Corporation on July 28, 2004 regarding Second Quarter 2004 Results.

Item 12.  Results of Operations and Financial Condition.

The information in this Form 8-K and Exhibit 99.1, attached hereto, is furnished in accordance with SEC Release No. 33-8216. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 28, 2004, Louisiana - Pacific Corporation issued a press release announcing financial results for the fiscal quarter ended June 30, 2004, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ CURTIS M. STEVENS
Curtis M. Stevens
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date:  July 28, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of LP dated July 28, 2004 reporting LP’s earnings for the second quarter 2004.